UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2017
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of I 934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 8, 2017, Federal Signal Corporation, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with GenNx/TBEI Holdings, LLC, a Delaware limited liability company. Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, the Company will acquire all of the outstanding shares of capital stock of GenNx/TBEI Intermediate Co., a Delaware corporation (“TBEI”). TBEI is a leading U.S. manufacturer of dump truck bodies and trailers serving maintenance and infrastructure end markets.
The Purchase Agreement provides for consideration of $270 million, subject to certain post-closing adjustments. The Purchase Agreement includes customary representations, warranties and covenants by the parties and customary termination rights for the parties. The Purchase Agreement contains indemnification provisions that are subject to specified limitations, including recourse to a representation and warranty insurance policy purchased by the Company for certain losses. The parties are targeting a closing within 90 days, subject to customary conditions, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request).
A copy of the press release issued by the Company announcing the execution of the Purchase Agreement is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Stock Purchase Agreement, dated as of May 8, 2017, by and between GenNx/TBEI Holdings, LLC and Federal Signal Corporation.
	99.1	Federal Signal Corporation Press Release, dated May 8, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: May 8, 2017	By:	/s/ Ian A. Hudson
Vice President and Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 10.1	Stock Purchase Agreement, dated as of May 8, 2017, by and between GenNx/TBEI Holdings, LLC and Federal Signal Corporation.
Exhibit 99.1	Federal Signal Corporation Press Release, dated May 8, 2017.